Exhibit 10.1

                           STOCK REPURCHASE AGREEMENT

     THIS STOCK REPURCHASE AGREEMENT (this "Agreement"), dated January 26, 2004, is by and between National Penn Bancshares, Inc., a Pennsylvania business corporation ("NPBC"), and John W. Jacobs, an adult individual residing in Elverson, Pennsylvania ("Jacobs").

     WHEREAS, Jacobs currently owns and desires to sell 124,100 shares of NPBC's common stock (the "Stock"); and

     WHEREAS, NPBC desires to purchase the Stock (i) as part of its buy-back program in order to manage the shares of common stock it has in its Treasury for its various stock option and compensation plans, its dividend reinvestment plan and for potential acquisitions; (ii) because NPBC believes that an investment in NPBC is a prudent way to utilize cash currently available; and (iii) in order to prevent a depressing impact of the sale of the Stock in the open market on NPBC's stock price; and

     WHEREAS, based on the foregoing, Jacobs desires to sell the Stock directly to NPBC, and NPBC desires to purchase the Stock directly from Jacobs, on the terms and conditions set forth herein.

     NOW, THEREFORE, in consideration of the foregoing, in reliance upon the representations and warranties contained herein, and subject to the conditions contained herein, the parties hereto, intending to be legally bound hereby, agree as follows:

                                    ARTICLE I

                           PURCHASE AND SALE OF SHARES

     Section 1.1. Purchase and Sale of Common Stock. Subject to the terms and conditions set forth in this Agreement, Jacobs hereby agrees to sell, transfer, convey and assign to NPBC, and NPBC hereby agrees to purchase from Jacobs, the Stock at a cash purchase price determined in accordance with Section 1.2 below.

     Section 1.2. Purchase Price. NPBC shall pay to Jacobs for the Stock, upon delivery by Jacobs to NPBC of one or more certificates representing the Stock (as more fully set forth in Section 1.3 below), a per share price equal to Thirty Three and Seventy Five Hundredths Dollars ($33.75). The parties hereto agree that the total price payable by NPBC for the Stock shall be Four Million One Hundred Eighty Eight Thousand Three Hundred Seventy Five Dollars ($4,188,375.00) (the "Purchase Price).

     Section  1.3.   Closing.   The   consummation  of  the  purchase  and  sale
contemplated by this Agreement shall take place at the offices of NPBC, Philadelphia and Reading Avenues,


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Boyertown,  Pennsylvania  19512 at a date and time mutually  agreeable to Jacobs and NPBC, and in any event as soon as reasonably practical after all of the conditions to closing set forth in this Agreement shall be satisfied (the "Closing Date"). On the Closing Date, Jacobs shall deliver to NPBC one or more NPBC stock certificates representing the Stock, duly endorsed for transfer or accompanied by duly executed stock powers; and NPBC shall deliver to Jacobs the Purchase Price by direct deposit of the Purchase Price directly into one or more accounts designated by Jacobs in writing to NPBC.


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     Section 2.1. Representations of NPBC. NPBC hereby represents and warrants to Jacobs as follows:


          (a) NPBC is a Pennsylvania business corporation validly subsisting and in good standing under the laws of the Commonwealth of Pennsylvania and has all requisite corporate power and authority to enter into this Agreement and consummate the transactions contemplated hereby.

          (b) Upon execution of this Agreement by NPBC, this Agreement will be duly executed and delivered by NPBC, and will constitute a valid and binding obligation of NPBC, enforceable against NPBC in accordance with it terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws effecting creditors' rights generally and general principles of equity.

          (c) No  authorization,  consent  or  approval  of (or  with) any third person, any court, any public body or any authority is necessary for the consummation by NPBC of the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by NPBC will not constitute a breach, violation or default (or an event which, with notice or lapse of time or both, will constitute a default) under, or result in the termination of, accelerate the performance required by, result in the right of termination or acceleration under, or result in a creation of any lien or encumbrance upon any of the properties or assets of NPBC under, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument as to which NPBC is a party and by which its properties or assets are bound.

     Section 2.2. Representations of Jacobs. Jacobs hereby represents and warrants to NPBC as follows:

          (a) Jacobs has the power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.

          (b) Jacobs has good and valid title to the Stock free and clear of any lien, pledge, security interest or other encumbrance whatsoever.



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          (c) Upon  execution of this  Agreement by Jacobs,  this Agreement will have been duly and validly executed and delivered by Jacobs, and will constitute a valid and binding obligation of Jacobs, enforceable against Jacobs in accordance with it terms, subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws effecting creditors' rights generally and general principles of equity.

          (d) No authorization, consent or approval of (or with) any third person, any court, any public body or any authority is necessary for the consummation by Jacobs of the transactions contemplated by this Agreement. The execution, delivery and performance of this Agreement by Jacobs will not constitute a breach, violation or default (or an event which, with notice or lapse of time or both, will constitute a default) under, or result in the termination of, accelerate the performance required by, result in the right of termination or acceleration under, or result in a creation of any lien or encumbrance upon any of the properties or assets of Jacobs under, any note, bond, mortgage, indenture, deed of trust, license, lease, agreement or other instrument as to which Jacobs is a party and by which his properties or assets are bound.

          (e) Jacobs is an "accredited investor" and has experience as an investor in securities of companies such as NPBC. Jacobs has such knowledge and experience in financial or business matters as to be able to enter into the transactions contemplated by this Agreement without the assistance of an investor representative.

          (f) Jacobs has entered into this Agreement, and the transactions contemplated by this Agreement, freely and without any pressure from NPBC to sell the Stock to NPBC.

                                   ARTICLE III

                                  MISCELLANEOUS

     Section 3.1. Condition Precedent. The transactions contemplated by this Agreement may only be consummated after ratification and approval of this Agreement, and the transactions contemplated by this Agreement, by the Board of Directors of NPBC.

     Section 3.2. Governing Law. This Agreement shall be construed under and governed by the laws of the Commonwealth of Pennsylvania.

     Section 3.3. Further Instruments and Actions. Each party agrees to deliver any further instruments and to take any further actions that may be responsibly requested by the other, or counsel to the other, in order to carry out the provisions and purposes of this Agreement.

     Section 3.4. Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the sale and transfer of the Stock, and there are no agreements, conditions or understandings, either oral or written, between NPBC and Jacobs relating to these matters other than those which are contained in this Agreement. This Agreement may be altered or amended only by a written agreement signed by both NPBC and Jacobs.



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     Section 3.5.  Counterparts.  This  Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.


                         NATIONAL PENN BANCSHARES, INC.


                                                     By:  /s/ Glenn E. Moyer
                                                          --------------------
                                                              Glenn E. Moyer,
                                                              President


                                                  Attest: /s/ Sandra L. Spayd
                                                          --------------------
                                                              Sandra L. Spayd,
                                                              Secretary

/s/ Teresa D. Steuer                                          /s/ John W. Jacobs
--------------------                                          ------------------
Witness                                                       John W. Jacobs



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